Exhibit 10.15

   Lease of aircraft executed by and between Golden Flake Snack Foods, Inc., a wholly-owned subsidiary of Golden Enterprises, Inc., and Joann F. Bashinsky
                            dated February 1, 2006.



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

                               LEASE OF AIRCRAFT

        THIS LEASE OF AIRCRAFT is made effective this 1st day of February, 2006, by and between GOLDEN FLAKE SNACK FOODS, INC., a Delaware corporation, whose address is One Golden Flake Drive, P.O. Box 2447, Birmingham, Alabama 35201 ("Lessor"), and JOANN F. BASHINSKY, a resident of the State of Alabama, whose address is 3432 Briarcliff Road East, Birmingham, Alabama 35223 ("Lessee").

        1. Lessor hereby leases to Lessee, and Lessee leases from Lessor, subject to the terms and conditions herein set forth, the following described aircraft:

        Manufacturer        Type           Registration and/or Serial Number
        ------------        ----           ---------------------------------

        Cessna              Citation II            N 200GF/550-0556

        Together with all equipment and accessories attached thereto or used in connection therewith (collectively the "Aircraft").

        2. Lessor hereby leases the Aircraft to Lessee for the personal use by Lessee.

        3. The term of this Lease is from February 1, 2006 to January 31, 2007, and shall automatically renew annually thereafter, unless Lessor or Lessee submits written notice to the other party of that party's intention to not renew this Lease not later than thirty (30) days prior to the expiration of the then-current lease term.


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

        4. In consideration of this Lease of Aircraft, Lessee convenants, warrants and agrees as follows:

               (a) Lease Payments. Lessee shall pay to Lessor for the non-exclusive possession and use of the Aircraft for up to one hundred
          (100) flight hours per year, the sum of Twenty Thousand and no/100 Dollars ($20,000) per month, payable on the last day of each month of the Lease term. Lessor acknowledges receipt of the February 2006 lease payment.

               (b) Lessee Shall Furnish Flight Crew. Lessee agrees that she shall furnish at her sole cost and expense a flight crew for each flight of the airplane used by her consisting of a duly licensed pilot and co-pilot.

               (c) Use of Aircraft. Lessee shall safely and carefully use the Aircraft, and not sell or attempt to sell, remove or attempt to remove the same or any part thereof from the continental states of the United States.

               (d) Lessee understands and agrees that Lessee's right to use the Aircraft at a given time must be coordinated with Lessor. Lessor shall retain the right to use the Aircraft for business purposes and to lease the Airplane to third parties for personal and/or business use.

               (e) No Liens. Lessee agrees that she will not attempt to convey or mortgage or create any lien of any kind or character against the Aircraft or do anything or take any action that might mature into such a lien. Lessee understands and agrees that this Lease shall not transfer any interest in the Aircraft to Lessee, and that this Lease is not intended as a security instrument or security agreement.

               (f) Compliance with Laws, etc. Lessee shall, during the term of this Lease while in possession of the Aircraft and until return and delivery of the Aircraft to Lessor, abide by and conform to all laws and governmental and airport orders, rules and regulations, including

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

          any future amendments thereto, controlling or in any manner affecting the operation, use or occupancy of the Aircraft or use of airport premises by the Aircraft.

               (g) Condition of Aircraft. Lessee accepts the Aircraft in its present condition.

               (h) Indemnity. Lessee shall be responsible for and liable to Lessor for, and shall indemnify Lessor against, any and all damage to the Aircraft which occurs from the willful misconduct or gross negligence or Lessee during the term of this Lease while the Aircraft is in the possession or control of Lessee.

               (i) Remedies upon Breach. Lessee agrees that if she violates any of the aforesaid convenants, terms and conditions, Lessor may, at its sole option without notice to Lessee or others, terminate this Lease and take possession of said Aircraft wherever found.

               (j) Lessee's Cooperation. Lessee agrees to cooperate with Lessor in the execution and filing of all documents Lessor deems necessary or desirable to fulfilling the objectives of this Lease.

               (k) No Assignment by Lessee. Lessee shall not assign this Lease without the prior written consent of Lessor. Lessee is prohibited and shall not charge any third party for the use of the Aircraft.

          5. In consideration for this Lease of Aircraft, Lessor convenants, warrants, and agrees as follows:

               (a) Lessee may have the use of the Airplane for up to 100 flight hours per year during the term of this Lease.

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

               (c) Parties Bound. This Contract shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

               (d) Prior Agreements Superseded. This Contract constitutes the sole and onlyu agreement of the parties hereto and supersedes any prior understandings or written or oral agreements between the parties respecting to the Aircraft.

               (e) Relation of Parties. Nothing herein contained shall be construed to create a relationship of third party beneficiary hereof or joint venture or any association or other such relationship between Lessor and Lessee except that of Lessor and Lessee.

               (f) Caption. The paragraph headings or captions appearing in this Lease are for convenience only, are not a part of this Lease and are not to be considered in interpreting this Lease.

          7.   Truth-in-Leasing Clause.

               (a) The Lessor hereby represents and warrants that the Aircraft has been maintained and inspected during the 12 months preceding the date and execution of this Lease under Federal Aviation Regulations
          Part 91. Lessor hereby certifies that the Aircraft is currently, and shall at all times during the term of this Lease remain, in compliance with the applicable Federal Aviation Regulations maintenance and inspection requirements for the operation to be conducted under this Lease.

               (b) The name and address and the signature of the person responsible for operational control of the Aircraft under this Lease is as follows:

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

                                Name:       Don Brown
                                            (Chief Pilot for Lessor)

                                Address:    One Golden Flake Drive
                                            Birmingham, Alabama 352332

               Don Brown, by affixing his signature below, hereby certifies that he understands his responsibilities for compliance with applicable Federal Aviation Regulations.

                                            /s/ Don Brown
                                            -----------------------
                                            Don Brown

               (c) Lessor and Lessee acknowledge that an explanation of factors bearing on operational control and pertinent Federal Aviation Regulations can be obtained from the nearest Federal Aviation Administration (FAA) Flight Standards district office.

          IN WITNESS WHEREOF, the parties have hereunto set their hands and seals on the date first above written.


                                        LESSOR:

                                        GOLDEN FLAKE SNACK FOODS, INC.

                                        By:  /s/ Mark W. McCutcheon
                                             ----------------------
                                             Mark W. McCutcheon
                                             Its President

                                        LESSEE:

                                        /s/ Joann F. Bashinsky
                                        ----------------------
                                        JOANN F. BASHINSKY



                         [ACKNOWLEDGMENTS ON NEXT PAGE]

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STATE OF ALABAMA )
JEFFERSON COUNTY )

        I, the undersigned Notary Public, in and for said County, in said State, certify that Mark W. McCutcheon, whose name as President of GOLDEN FLAKE SNACK FOODS, INC., an Alabama corporation, is signed to the foregoing agreement, and who is known to me, acknowledged before me on this day that, being informed of the contents of said agreement, he/she as such officer, and with full authority, executed the same voluntarily, as an act of said corporation.

        Given under my hand and official seal, this the 3rd day of March, 2006.

                                /s/ Patricia R. Townsend
                                ------------------------
                                NOTARY PUBLIC
                                My Commission Expires:     12-27-08
                                                       --------------


STATE OF ALABAMA )
JEFFERSON COUNTY )

        I, the undersigned Notary Public, in and for said County, in said State, certify that JOANN F. BASHINSKY, whose name is signed to the foregoing agreement, and who is known to me, acknowledged before me on this day that, being informed of the contents of said agreement, she executed the same voluntarily on the day the same bears date.

        Given under my hand and official seal, this the 3rd day of March, 2006.

                                /s/ Patricia R. Townsend
                                ------------------------
                                NOTARY PUBLIC
                                My Commission Expires:     12-27-08



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